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                                                                    EXHIBIT 99.1

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                                                    GLOBAL MARINE FLEET STATUS
                                                           as of 6.8.01

                                                                                                                        ADDITIONAL
                                 RATED                                                                      DAYRATE     COMMITMENTS
                                 WATER                                              START    ESTIMATED      (IN         AND OTHER
RIG NAME                         DEPTH      RIG DESIGN     LOCATION      STATUS     DATE     END DATE       THOUSANDS)  INFORMATION*
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JACKUPS
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
  Glomar High Island I              250'   MLT82-SD-C     Gulf of      Contracted   mid      late         low $50s
                                                          Mexico                    May 01   Jun 01

  Glomar High Island II             270'   MLT82-SD-C     Gulf of      Contracted   mid      late         low $50s
                                                          Mexico                    Apr 01   Jul 01

  Glomar High Island III            250'   MLT82-SD-C     Gulf of      Contracted   early    early        low $50s
                                                          Mexico                    Apr 01   Jul 01

  Glomar High Island IV             250'   MLT82-SD-C     Gulf of      Contracted   early    late         mid $40s
                                                          Mexico                    Jun 01   Jun 01

  Glomar High Island V              270'   MLT82-SD-C     DRC          Contracted   early    mid Aug 01   high $40s     Followed by
                                                                                    Mar 01                              6 month
                                                                                                                        commitment
                                                                                                                        in low $60s

  Glomar High Island VII            250'   MLT82-SD-C     Cameroon     Contracted   mid      mid Jun 01   low $40s      Followed by
                                                                                    Apr 01                              6 month
                                                                                                                        commitment
                                                                                                                        in low $60s

  Glomar High Island VIII           250'   MLT82-SD-C     Gulf of      Contracted   early    mid Aug 01   low $50s
                                                          Mexico                    May 01

  Glomar High Island IX             250'   MLT82-SD-C     Nigeria      Contracted   late     late         mid $40s      Followed by
                                                                                    Feb 01   Jun 01                     6 month
                                                                                                                        contract in
                                                                                                                        high $50s

  Glomar Main Pass I                300'   F&GL780-II     Gulf of      Contracted   early    early        low $60s
                                                          Mexico                    May 01   Nov 01

  Glomar Main Pass IV               300'   F&GL780-II     Gulf of      Contracted   early    late         mid $50s
                                                          Mexico                    Jun 01   Jul 01

  Glomar Adriatic I                 300'   MLT116-C       Gabon        Contracted   mid      mid          low $60s      Followed by
                                                                                    May 01   Jun 01                     4 month
                                                                                                                        contract in
                                                                                                                        mid $60s

  Glomar Adriatic II                328'   MLT116-C       Gulf of      Contracted   mid      mid          low $60s
                                                          Mexico                    Feb 01   Aug 01

  Glomar Adriatic III               328'   MLT116-C       Gulf of      Contracted   late     mid          mid $60s      Followed by
                                                          Mexico                    May 01   Jul 01                     3 month
                                                                                                                        commitment
                                                                                                                        in mid $60s

  Glomar Adriatic IV                328'   MLT116-C       Gulf of      Contracted   late     late         low $60s
                                                          Mexico                    Apr 01   Jul 01

  Glomar Adriatic V                 300'   MLT116-C       Nigeria      Contracted   early    early        high $60s
                                                                                    Apr 01   Oct 01

  Glomar Adriatic VI                225'   MLT116-C       UK North     Contracted   early    late         mid $40s      Followed by
                                                          Sea                       May 01   Jul 01                     6 month
                                                                                                                        contract in
                                                                                                                        mid $50s

  Glomar Adriatic VII               328'   MLT116-C       Trinidad     Contracted   late     late         mid $40s
                                                                                    May 01   May 02

  Glomar Adriatic VIII              328'   MLT116-C       Nigeria      Contracted   early    early        high $60s
                                                                                    Apr 01   Oct 01

  Glomar Adriatic IX                328'   MLT116-C       Gulf of      Contracted   early    late         mid $60s      Followed by
                                                          Mexico                    May 01   Jun 01                     commitment
                                                                                                                        to mobilize
                                                                                                                        to West
                                                                                                                        Africa, due
                                                                                                                        to arrive
                                                                                                                        late July to
                                                                                                                        begin 10
                                                                                                                        month
                                                                                                                        contract in
                                                                                                                        mid $70s

  Glomar Adriatic X                 328'   MLT116-C       Gulf of      Contracted   early    mid Jun 01   high $40s     Followed by
                                                          Mexico                    Jun 00                              3 month
                                                                                                                        commitment
                                                                                                                        in low $60s

  Glomar Adriatic XI                225'   MLT116-C       UK North     Contracted   late     early        low $40s      Followed by
                                                          Sea                       Apr 01   Jul 01                     2 month
                                                                                                                        contract in
                                                                                                                        mid $40s;
                                                                                                                        followed by
                                                                                                                        2 month
                                                                                                                        contract in
                                                                                                                        low $50s

  Glomar Baltic I                   375'   MLT SUPER300   Gulf of      Contracted   mid      mid Jun 01   mid $70s      Followed by
                                                          Mexico                    Apr 01                              1-1/2 month
                                                                                                                        contract in
                                                                                                                        low $70s;
                                                                                                                        followed by
                                                                                                                        2 to 2-1/2
                                                                                                                        months in
                                                                                                                        shipyard and
                                                                                                                        mobilize to
                                                                                                                        Trinidad for
                                                                                                                        6 month
                                                                                                                        commitment
                                                                                                                        in high $70s

  Glomar Labrador I                 300'   CFEMT-2000-C   Trinidad     Contracted   late     mid Jul 01   mid $40s      Followed by
                                                                                    Feb 01                              1-1/2 months
                                                                                                                        in shipyard
                                                                                                                        for upgrade;
                                                                                                                        followed by
                                                                                                                        7 month
                                                                                                                        contract in
                                                                                                                        mid $40s
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SEMISUBMERSIBLES
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  Glomar Arctic I                 3,400'   F&GL-907       Gulf of      Contracted   early    late Jul     low $130s     Followed by
                                                          Mexico                    Jul 00   01                         12 month
                                                                                                                        contract in
                                                                                                                        high $130s
  Maersk Jutlander                1,200'   F&GL-907       Norway       Contracted   mid      early        mid $110s     Followed by
                                                                                    May 01   Jul 01                     1-1/2 month
                                                                                                                        contract in
                                                                                                                        UK North Sea
                                                                                                                        in mid $80s;
                                                                                                                        followed by
                                                                                                                        6 month
                                                                                                                        commitment
                                                                                                                        in mid $120s
                                                                                                                        in Norway

  Glomar Arctic III               1,800'   F&GL-907       UK North     Contracted   early    early        mid $40s      Followed by
                                                          Sea                       Apr 01   Oct 01                     6 month
                                                                                                                        contract in
                                                                                                                        mid $50s

  Glomar Arctic IV                1,800'   F&GL-907       UK North     Contracted   mid      early        mid $60s
                                                          Sea                       Mar 01   Mar 02

  Glomar Celtic Sea               5,750'   F&GL-907       Gulf of      Contracted   early    mid Jun 01   low $120s     Followed by
                                                          Mexico                    Jun 01                              1 month
                                                                                                                        contract in
                                                                                                                        mid $130s;
                                                                                                                        followed by
                                                                                                                        1 month
                                                                                                                        commitment
                                                                                                                        in mid
                                                                                                                        $130's;
                                                                                                                        followed by
                                                                                                                        2 month
                                                                                                                        contract in
                                                                                                                        low $120s

  Glomar Grand Banks              1,500'   AKER H-3.2     UK North     Idle         mid      mid Jun 01                 Just arrived
                                                          Sea                       May 01                              in UK North
                                                                                                                        Sea; has 1
                                                                                                                        month
                                                                                                                        commitment
                                                                                                                        in mid $60s
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DRILLSHIPS
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  Glomar C.R. Luigs               9,000'   GMDC           Brazil       Contracted   late     mid Jun 01   mid $220s     Returns to
                                                                                    Mar 01                              Gulf of
                                                                                                                        Mexico for
                                                                                                                        contract at
                                                                                                                        low $210s;
                                                                                                                        under
                                                                                                                        contract to
                                                                                                                        mid 2003

  Glomar Explorer                 7,800'   GMDC           Gulf of      Contracted   mid      late         high $150s    Under
                                                          Mexico                    Feb 01   Oct 03                     contract to
                                                                                                                        late 2003

  Glomar Jack Ryan                8,000'   GMDC           Trinidad     Contracted   mid      late         low $200s     Under
                                                                                    May 01   Dec 03                     contract to
                                                                                                                        late 2003

  Glomar R.F. Bauer               2,750'   GMDC           Eq. Guinea   Contracted   mid      late         mid $80s      Followed by
                                                                                    May 01   Jun 01                     2 month
                                                                                                                        commitment
                                                                                                                        in low $100s
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*Customer commitments referred to in this column are evidenced by formal contracts only when so noted.
 There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.